Offerings - Offering: 1	Jul. 22, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 395,772,309.07
Amount of Registration Fee	$ 54,656.16
Offering Note	Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $54,656.16 was paid by the Fund in connection with filing its Schedule TO. This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation, the filing fee rate as of the date of the filing of the Schedule TO.